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                                                                    EXHIBIT 21.1

                              LIST OF SUBSIDIARIES

                                                               Jurisdiction of
Name of Subsidiary                                              Incorporation

1055 Wilshire Corp.                                               Delaware
1055 Wilshire LLC                                                 Delaware
1055 Wilshire member LLC                                          Delaware
1901 LLC                                                          Delaware
20909 Parthenia Corp                                              California
20909 Parthenia Court, LLC                                        California
20909 Parthenia LLC                                               California
5900 Sepulveda Property Group, Inc.
612 Leasing Company, LLC                                          California
612 Partners, LLC                                                 California
8938 Tobias Corp.                                                 California
8938 Tobias LLC                                                   California
9010 Tobias Corp.                                                 California
9010 Tobias LLC                                                   California
ABTR, LLC                                                         Delaware
Ace Capital Holding, Inc.                                         Japan
Ace Capital, Inc.                                                 Japan
Asset One                                                         Japan
C.P.  104 LLC                                                     California
Cathedral Hill Vistas                                             California
CKW Bishop Square, LP                                             Delaware
Colony KW Investment Y.K.                                         Japan
Colony Park 104, Corp.                                            California
Colony-KW Partners, L.P.                                          Delaware
E Property, Inc.                                                  California
FKW La Frontera, Ltd.                                             Texas
Hilltop Colony, LLC                                               California
K.A.  Capital K.K.                                                Japan
Kennedy-Wilson Advisers, Inc.                                     Delaware
Kennedy-Wilson Austin, Inc.                                       Texas
Kennedy-Wilson Florida Management Inc.                            Delaware
Kennedy-Wilson International                                      California
Kennedy-Wilson International of New York, Inc.                    New York
Kennedy-Wilson Japan Co., Ltd.                                    Japan
Kennedy-Wilson Japan K.K.                                         Japan
Kennedy-Wilson Minnesota Management Inc.                          Delaware
Kennedy-Wilson Nevada Management Inc                              Delaware
Kennedy-Wilson of Austin                                          Texas
Kennedy-Wilson of Dallas                                          Texas
Kennedy-Wilson Ohio Management, Inc.                              Delaware
Kennedy-Wilson Pennsylvania Management Inc.                       Delaware
Kennedy-Wilson Properties Ltd.                                    Illinois
Kennedy-Wilson Properties Ltd.                                    California
Kennedy-Wilson Properties Northwest, Ltd.                         Washington
Kennedy-Wilson Properties of Alaska, Ltd.                         Alaska
Kennedy-Wilson Properties of Colorado Ltd.                        Colorado
Kennedy-Wilson Properties of Connecticut Ltd.                     Connecticut
Kennedy-Wilson Properties of Delaware, Ltd.                       Delaware
Kennedy-Wilson Properties of Georgia Ltd.                         Georgia
Kennedy-Wilson Properties of Michigan Ltd.                        Michigan
Kennedy-Wilson Properties of Missouri Ltd.                        Missouri

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Kennedy-Wilson Properties of New Mexico, Ltd.                     New Mexico
Kennedy-Wilson Properties of New York Ltd.                        New York
Kennedy-Wilson Properties of Tennessee Ltd., Corp.                Tennessee
Kennedy-Wilson Property Equity, Inc.                              Delaware
Kennedy-Wilson Property Services, Inc.                            Delaware
Kennedy-Wilson Property Special Equity, Inc.                      Delaware
Kennedy-Wilson Springdale, Ltd.                                   California
Kennedy-Wilson Tech, Ltd.                                         California
Kennedy-Wilson Virginia Management Inc.                           Delaware
Kennedy-Wilson Wisconsin Management, Inc.                         Delaware
KW 1055 Wilshire Group, Inc.
KW 15th Street, Inc.                                              California
KW 1901 Corp.                                                     California
KW 6380 Wilshire Group, Inc.
KW 7080 Hollywood Group, Inc.
K-W Austin CC, Inc.                                               Texas
K-W Austin CC, LP                                                 Texas
KW Austin Development I, Inc.                                     Texas
K-W Austin I, LP                                                  California
KW Austin, I, Inc.                                                Delaware
KW Courtyard Homes Group, Inc.                                    California
KW Courtyard Homes, LLC                                           California
KW Hawaii, Inc.                                                   California
KW Hilltop, Inc.                                                  California
K-W Hilltop, Inc.                                                 California
KW Kohanaiki Group, Inc.                                          California
KW Kohanaiki LLC                                                  California
KW Mill Place, Inc.                                               Texas
KW Paseo Group, Inc.                                              California
KW Paseo Heights, Inc.                                            California
KW Paseo Heights, LLC                                             California
K-W Portfolio Fund II, LLC                                        Delaware
KW Portfolio Group I, Inc.                                        Delaware
K-W Properties                                                    California
K-W Puako Group, Inc.                                             California
KW Puako LLC                                                      California
KW Rancho Ellen Corp.                                             California
KW Rancho Ellen LLC                                               California
KW San Marcos                                                     California
K-W Santiago Inc.                                                 California
KW SFR Properties Inc.                                            California
K-W Techridge General Partner, Inc.                               Texas
KW Tulsa I General Partner, Inc.                                  Texas
KW Tulsa I Limited Partner, LP                                    Texas
KW Valencia Group, Inc.                                           California
K-W Vista Del Valle, LLC                                          California
KW Vista Santa Fe Corp.                                           California
KWA AD/CPE I General Partner, Inc.                                Texas
KWA AD/CPE II General Partner, Inc.                               Texas
KWA AD/CPE II, Limited Partner                                    California
KWA Alamo Downs/City Park East P, Inc.                            Texas
KW-A, LLC                                                         California
KWC General Partner Inc.                                          California
KWC Limited Partner, Inc.                                         California
KWC San Antonio General Partner, Inc.                             Texas
KWI 1304 Fifteenth Street G.P., LLC                               Delaware
KWI 1304 Fifteenth Street, LP                                     Delaware

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KWI Parkside General Partner, LLC                                 Delaware
KWI Parkside Medical, LP                                          Delaware
KWI Property Fund I, LP                                           Delaware
KW-MSK San Marcos LLC                                             California
KWP Financial                                                     California
KWP Financial I                                                   California
KWP Financial IV                                                  California
KWP Financial IX, Inc.                                            California
KWP Financial IX, LLC                                             California
KWP Financial V                                                   California
KWP Financial VI                                                  California
KWP Financial VII                                                 California
KWP Financial VIII, LLC                                           California
KWP REO LLC                                                       Delaware
KWP Servicer, LLC                                                 Delaware
KWP Sunset LLC                                                    California
Mill Place Associates, LP                                         Texas
Monarch Investors, Inc.                                           California
Nantucket 187 Corp.                                               California
Nantucket 187 LLC                                                 California
Ocean Park 43, Corp.                                              California
Pacific Servicing of Japan, Ltd.                                  Japan
Pacten Valencia Associates, LLC                                   Delaware
Parthenia Court                                                   California
Plaza Centre Group, Inc.                                          California
San Pedro Investment, Inc.                                        Delaware
Santa Ana Park Place Corp.                                        California
Santa Ana Park Place LLC                                          California
Santa Monica Assisted Living LASX I, LP                           California
SFR Properties, LLC                                               California
Ski Monarch, LLC                                                  California
Techsource Services, Inc.                                         Illinois
VDE Corona Group Inc.                                             California
Vista Santa Fe Villas Member LLC                                  Delaware
Vista Santa Fe Villas, LLC                                        Delaware
Westborough Court Group, Inc.                                     California

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